UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Ingersoll-Rand Public Limited Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 8, 2017.

INGERSOLL-RAND PLC

INGERSOLL-RAND PLC
170/175 LAKEVIEW DR.
AIRSIDE BUSINESS PARK
SWORDS, CO. DUBLIN
IRELAND

Meeting Information
Meeting Type:	Annual
For holders as of:	April 11, 2017
Date: June 8, 2017	Time: 2:30 P.M., local time
Location:	The K Club
Straffan
County Kildare
Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Once received, your proxy will be forwarded to the Company's registered office electronically by Broadridge.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT IRISH STATUTORY ACCOUNTS
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2017 to facilitate timely delivery.

— How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: To attend the annual general meeting, you must present a form of personal identification and evidence of share ownership. Evidence of share ownership may be your most recent brokerage statement or this notice. At the meeting, you will need to request a ballot. If you hold the shares through a bank, brokerage firm or other nominee, you must obtain a legal proxy from them in order to vote at the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Any shareholder entitled to attend and vote at the annual general meeting may appoint one or more proxies, who need not be a shareholder(s) of the Company.

Voting Items

The Board of Directors recommends you vote
FOR the following proposals:

1.	Election of Directors

	1a.	Ann C. Berzin

	1b.	John Bruton

	1c.	Jared L. Cohon

	1d.	Gary D. Forsee

	1e.	Linda P. Hudson

	1f.	Michael W. Lamach

	1g.	Myles P. Lee

	1h.	John P. Surma

	1i.	Richard J. Swift

	1j.	Tony L. White

2.	Advisory approval of the compensation of the Company's named executive officers.

The Board of Directors recommends you vote 1 year on the following proposal:

3.	Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote FOR the following proposals:

4.	Approval of the appointment of independent auditors of the Company and authorization of the Audit Committee of the Board of Directors to set the auditors’ remuneration.

5.	Approval of the renewal of the Directors' existing authority to issue shares.

6.	Approval of the renewal of the Directors' existing authority to issue shares for cash without first offering shares to existing shareholders. (Special Resolution)

7.	Determination of the price range at which the Company can re-allot shares that it holds as treasury shares. (Special Resolution)